Short-term Investments - Classification (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
Short-term Investments
Time deposits and held-to-maturity debt securities	¥ 139,740,216	$ 19,681,997	¥ 113,872,353
Trading securities	17,151,086	2,415,680	6,917
Investments in convertible bonds	524,063	73,813	1,233,284
Short-term investments, Total	¥ 157,415,365	$ 22,171,490	¥ 115,112,554